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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 1999



                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-30242                    72-1449411
(State or other jurisdiction      (Commission File              (IRS Employer
      of incorporation)                 Number)              Identification No.)








             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808 (Address of principal executive offices and zip code)

                                 (225) 926-1000
              (Registrants' telephone number, including area code)


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                                EXPLANATORY NOTE

         On July 20, 1999, Lamar Advertising Company completed a corporate reorganization to create a new holding company structure. The reorganization was accomplished through a merger under section 251(g) of the Delaware General Corporation Law. At the effective time of the merger, all stockholders of Lamar Advertising Company became stockholders in a new holding company and Lamar Advertising Company became a wholly-owned subsidiary of the new holding company. The new holding company took the Lamar Advertising Company name and the old Lamar Advertising Company was renamed Lamar Media Corp. In the merger, all outstanding shares of old Lamar Advertising Company's capital stock were converted into shares of the new holding company with the same voting powers, designations, preference and rights, and the same qualifications, restrictions and limitations, as the shares of old Lamar Advertising Company. Following the restructuring, the Class A common stock of the new holding company trades under the symbol "LAMR" on the Nasdaq National Market with the same CUSIP number as the old Lamar Advertising Company's Class A common stock.

ITEM 5. OTHER EVENTS.

         On September 15, 1999, Lamar Media Corp. acquired all of the outstanding capital stock of Chancellor Media Outdoor Corporation and Chancellor Media Whiteco Outdoor Corporation (collectively "Chancellor Outdoor") for consideration consisting of approximately $700 million of cash and 26,227,273 shares of Lamar Advertising Company Class A Common Stock valued at approximately $947 million.

         In order to update the financial statements filed on a Form 8-K on July 7, 1999 as supplemented by a Form 8-K filed on November 23, 1999, Lamar Advertising Company is filing this report to include updated pro forma financial information of Lamar Advertising Company giving effect to the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Unaudited pro forma condensed consolidated statement of operations of Lamar Advertising Company giving effect to the Chancellor Outdoor acquisition for the nine months ended September 30, 1999. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 8, 2000             LAMAR ADVERTISING COMPANY


                                    By: /s/ KEITH A. ISTRE
                                        ----------------------------------------
                                        Keith A. Istre
                                        Treasurer and Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------
99.1              Unaudited pro forma condensed consolidated statement of
                  operations of Lamar Advertising Company giving effect to the
                  Chancellor Outdoor acquisition for the nine months ended
                  September 30, 1999. Filed herewith.
